SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) August 21, 2002
                                                --------------------------------


                    Morgan Stanley Dean Witter Capital I Inc.
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             (Exact name of registrant as specified in its charter)



Delaware                         333-83986                            13-3291626
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(State or other jurisdiction     (Commission File Number)       (I.R.S. Employer
of incorporation)                                            Identification No.)

1585 Broadway, New York, New York                                          10036
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (212) 296-7000
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                                 Not applicable
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         (Former name or former address, if changed since last report.)
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ITEM 5.     Other Events
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            Incorporation of Certain Documents by Reference
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            The consolidated financial statements of Financial Security
Assurance Inc. and its subsidiaries as of December 31, 2001 and December 31, 2000 and for each of the three years in the period ended December 31, 2001, prepared in accordance with generally accepted accounting principles, included in the Annual Report on Form 10-K of Financial Security Assurance Holdings Ltd. for the year ended December 31, 2001 and the unaudited financial statements of Financial Security Assurance Inc. and its subsidiaries as of June 30, 2002 and March 31, 2002, included in the Quarterly Report on Form 10-Q of Financial Security Assurance Holdings Ltd. for the periods ended June 30, 2002 and March 31, 2002 are hereby incorporated by reference into the Prospectus Supplement and shall be deemed to be a part hereof. All financial statements of Financial Security Assurance Inc. and its subsidiaries included in documents filed by Financial Security Assurance Holdings Ltd. pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, subsequent to the date of the Prospectus Supplement and prior to the termination of the offering of the Certificates shall be deemed to be incorporated by reference into the Prospectus Supplement and to be a part hereof from the respective dates of filing such documents.

            Consent
            -------

            In connection with the issuance of the Morgan Stanley Dean Witter Capital I Inc. Trust 2002-NC3, Pass-through Certificates, Series 2002-NC3 (the "Certificates"), the registrant is filing herewith the consent of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") to the use of its name and the incorporation by reference of its report in the Prospectus Supplement relating to the issuance of the Certificates. The consent of PricewaterhouseCoopers is attached hereto as Exhibit 23.1.1.


ITEM 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
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            (a)   Not applicable.

            (b)   Not applicable.

            (c)   Exhibits:

                  Exhibit No.       Description
                  -----------       -----------

                  23.1.1            Consent of PricewaterhouseCoopers LLP
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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  MORGAN STANLEY DEAN WITTER
                                    CAPITAL I INC.
                                    As Depositor and on behalf of Morgan Stanley
                                    Dean Witter Capital I Inc. Trust 2002-NC3
                                    Registrant

                                    By:    /s/ Andrew Berman
                                        ----------------------------------------
                                        Name:  Andrew Berman
                                        Title: Vice President

Dated:  August 21, 2002
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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.       Description
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23.1.1            Consent of PricewaterhouseCoopers LLP